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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 12, 2005
                                    --------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




        South Carolina               001-12669                  57-0799315
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)

          520 Gervais Street
       Columbia, South Carolina                      29201-3046
       -------------------------                     ----------
  (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (800) 277-2175
                                 --------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

(b) Effective August 9, 2005, Charles W. Clark has submitted his resignation as a member of the Board of Directors of SCBT Financial Corporation. Mr. Clark has recently undertaken some additional business commitments and indicated that he needed to dedicate the majority of his time to these endeavors. SCBT Financial Corporation sincerely thanks Mr. Clark for his twelve years of service on the board and wishes him the best in his new business ventures.






                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

August 12, 2005                   SCBT Financial Corporation





                             By:  /s/ Richard C. Mathis
                                  --------------------------
                                     Richard C. Mathis
                                     Executive Vice President and
                                     Chief Financial Officer